V E R I T E X Investor Presentation May 6, 2019

Safe Harbor Forward-looking statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the impact Veritex expects its recently completed acquisition of Green to have on its operations, financial condition and financial results and Veritex’s expectations about its ability to successfully integrate the combined businesses of Veritex and Green and the amount of cost savings and overall operational efficiencies Veritex expects to realize as a result of the recently completed acquisition of Green. The forward-looking statements in this presentation also include statements about Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to, the possibility that the businesses of Veritex and Green will not be integrated successfully, that the cost savings and any synergies from the acquisition may not be fully realized or may take longer to realize than expected, disruption from the acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Veritex has (or Green had) business relationships, diversion of management time on integration-related issues, the reaction to the acquisition by Veritex’s and Green’s customers, employees and counterparties and other factors, many of which are beyond the control of Veritex. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2018 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from management's knowledge of the industry and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data presented in this presentation, Veritex's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Veritex believes that its internal research is reliable, even though such research has not been verified by independent sources. 2

Non-GAAP Financial Measures Veritex reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain supplemental non-GAAP financial measures used in managing its business provide meaningful information to investors about underlying trends in its business. Management uses these non-GAAP measures to assess the Company’s operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Veritex’s results of operations. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Veritex’s reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: • Tangible book value per common share; • Tangible common equity to tangible assets; • Returns on average tangible common equity; • Operating net income; • Pre-tax, pre-provision operating earnings • Diluted operating earnings per share; • Operating return on average assets; • Operating return on average tangible common equity; and • Operating efficiency ratio. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations to the most directly comparable financial measures calculated in accordance with GAAP. 3

Company Snapshot Overview Overview • Headquartered in Dallas, Texas • Commenced banking operations in 2010; completed IPO in 2014 • Focused on relationship-driven commercial and private banking across a variety of industries, predominantly in Texas Company Highlights Listing NASDAQ: VBTX Market Cap (May 1, 2019) $1.44 B Total Branches 43 Balance Sheet – Quarter Ended March 31, 2019 Total Assets $7,932 Total Loans $5,786 Total Deposits $6,298 Tangible Book Value Per Common Share1 $13.84 Asset Quality – Quarter Ended March 31, 2019 NPAs / Total Assets 0.29% ALLL + PD / Total Loans 1.82% Profitability – Quarter Ended March 31, 20191 43 Branches Veritex Branches ROAA 1.69% Acquired Green Branches ROATCE 18.81% Efficiency Ratio 43.54% 4 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures.

Investment Thesis • 1Q19 pre-tax, pre-provision (“PTPP”) operating earnings of $46.4 million, representing an annualized Strong Core Earnings PTPP return on average assets of 2.40% vs. 1.95% for 4Q18 • 1Q19 operating ROTCE of 18.81% Profile • Branch light business model • Attractive commercial footprint supported by deposit base held in Texas Attractive Core • Well positioned for growth: core markets of Dallas-Fort Worth (“DFW”) and Houston rank1 in the Top 5 MSAs in the nation for both estimated 2018-2023 population growth and in the Top 10 for total Markets MSA deposits • Scalable platform to support significant growth Well Positioned for • Highly skilled bankers in Dallas and Houston metro areas with capacity to drive growth Growth • Significant liquidity and capital to support growth initiatives Capable Strategic • Track record of disciplined acquisitions and successful integrations Acquirer • Acquisitions have provided significant strategic benefits and opportunities • Limited downside risk in the loan portfolio with 56.5% of the total portfolio credit marked in the last 6 Diversified Loan quarters Portfolio • ALLL plus remaining purchase discount to total loan portfolio is 1.82% Experienced • Management team with significant experience driving efficiency, growth and culture • Track record of successful strategic acquisitions, proactive management of credit resulting in limited Management Team credit losses and building out origination teams to support growth 1 Represents Dallas and Houston rank amongst the Top 25 largest U.S. MSAs by population. 5

First Quarter 2019 Key Accomplishments • Diluted EPS was $0.13 and diluted operating EPS was $0.59, or $32.7 million, up 25.5% compared to the prior quarter. • ROATCE of 5.09% and operating ROATCE of 18.81% in Q1 compared to 11.52% and 13.37%, respectively, in Q4 2018. • Return on average assets of 0.38% with operating return on Green Bank Merger Update average assets of 1.69% in Q1 compared to 1.40% in Q4 2018. Closed merger on January 1, 2019 • Pre-tax, pre-provision (“PTPP”) operating return on average Integration of people, processes and assets increased to 2.40% in Q1 compared to 1.95% in Q4 2018. culture proceeding well and exceeding management expectations Efficiency ratio of 82.30% and operating efficiency ratio of • Cost savings are being realized faster 43.54%, down from 50.65% in Q4 2018. than modeled • Book value per common share was $21.88 and tangible book Core system conversion schedule for Q2 value per common share was $13.76 in Q1 compared to $21.88 3 branch closures and 1 branch divestiture and $14.74, respectively, in Q4 2018, reflecting operating planned for late Q2 earnings, merger expenses, dividends, share repurchase activity and the impact of the merger with Green. Earnback of TBV dilution from merger occurring quicker than originally modeled. • On April 22, 2019, declared quarterly cash dividend of $0.125 per common share payable in May 2019. 6

Fully Diluted EPS and ROATCE1 Diluted Earnings Per Share1 $0.59 $0.60 $0.50 $0.50 $0.46 $0.47 $0.42 $0.42 $0.42 $0.40 $0.40 $0.36 $0.30 $0.20 $0.13 $0.10 $0.00 1Q18 2Q18 3Q18 4Q18 1Q19 Reported Operating ROATCE1 20% 18.81% 15.86% 14.07% 15% 12.49% 13.37% 13.61% 10% 12.80% 10.79% 11.52% 5% 5.09% 0% 1Q18 2Q18 3Q18 4Q18 1Q19 Reported Operating 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 7

ROAA and Efficiency Ratio1 ROAA1 2.0% 1.69% 3.0% 1.64% 2.40% 1.47% 1.40% 2.5% 2.13% 1.5% 1.28% 2.03% 1.98% 1.95% 2.0% 1.40% 1.0% 1.34% 1.20% 1.5% 1.10% 1.0% 1.40% 1.20% 0.5% 1.34% 1.10% 0.38% 0.5% 0.38% 0.0% 0.0% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Reported Operating Reported PTPP Operating Efficiency Ratio1 82.30% 80% 70% 57.58% 60% 54.28% 53.51% 54.27% 50% 49.94% 50.65% 48.67% 49.09% 43.54% 40% 1Q18 2Q18 3Q18 4Q18 1Q19 Reported Operating 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 8

Tangible Book Value per Common Share Tangible Book Value per Common Share1 $15.00 $14.74 $14.50 $14.21 $13.83 $13.84 $14.00 $13.37 $13.50 $13.00 $12.50 $12.00 $11.50 $11.00 1Q18 2Q18 3Q18 4Q18 1Q19 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 9

Net Interest Income • Net interest margin (“NIM”) increased to 4.17% in 1Q19 from 3.89% in 4Q18. • Excluding all purchase accounting, the adjusted NIM expanded 5 bps to 3.78% reflecting the asset sensitive balance sheet. • Mix of interest earning assets negatively impacted NIM given excess liquidity. Net Interest Margin (%) 4.40% 4.43% 4.17% 4.20% 4.07% 4.13% 4.00% 4.07% 4.00% 3.89% 3.81% 3.84% 3.80% 3.78% 3.78% 3.75% 3.74% 3.73% 3.60% 3.63% 1Q18 2Q18 3Q18 4Q18 1Q19 NIM Adjusted NIM (Less Accelerated Loan Accretion, Includes Scheduled Accretion & Amortization) Adjusted NIM (Excludes All Purchase Accounting) 10

Non Interest Income (Operating) • Non interest income totaled $8.5 million for the quarter ended March 31, 2019, a 134.4% increase over the prior quarter. • Operating non-interest income totaled $9.3 million1 for the quarter ended March 31, 2019, a 152.8% increase over the prior quarter. • Strong quarter in the government guaranteed business with premiums increasing on $25.4 million of sold volumes. Operating Non Interest Income Composition ($ in thousands) $9,256 $2,091 $2,370 $3,661 $1,278 $611 $2,370 $2,290 $2,408 $1,831 $582 $919 $767 $3,517 $581 $416 $270 $274 $261 $410 $387 $933 $846 $809 $832 1Q18 2Q18 3Q18 4Q18 1Q19 Service charges and fees on deposit accounts Loan fees Gain on sale of loans Other 11 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures.

Non Interest Expense (Operating) • Non interest expense totaled $67.0 million for the quarter ended March 31, 2019, a 282.0% increase over the prior quarter. • Operating non-interest expense totaled $35.8 million1 for the quarter ended March 31, 2019, a 118.3% increase over the prior quarter. • Q2 expense initiatives include branch closures/divestitures, core conversion, planned employee departures offset by investments in new employees to support future growth. Operating Non Interest Expense Composition ($ in thousands) $35,776 $6,584 $2,760 $3,418 $4,129 $16,388 $15,728 $15,554 $14,705 $2,974 $3,765 $2,579 $2,942 $798 $835 $978 $856 $1,893 $1,889 $1,802 $1,528 $2,412 $18,885 $1,253 $2,143 $2,890 $7,930 $7,236 $7,394 $8,278 1Q18 2Q18 3Q18 4Q18 1Q19 Salaries and employee benefits Occupany and equipment Professional and regulatory fees Amortization of intangibles Other 12 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures.

Loans • Loans held for investment grew $3.2 billion, or 126.1%, as a For the Quarter Ended result of our acquisition of Green and organic growth. ($ in millions) 4Q18 1Q19 1 1 • Originated loans increased $391 million, or 18.4%, for the Originated Loans 2,121 2,512 quarter ended March 31, 2019. Acquired Loans 435 3,266 • 56.5% of loan portfolio was credit marked in the last 6 quarters. Total Loans 2,556 5,778 Qtr / Qtr Change in Balance Loans Held for Investment Originated Loans1 9.2% 18.4% ($ in billions) Acquired Loans (14%) 650.8% Total Loans 4.5% 126.1% $6 $5.8B Loan Composition $5 As of March 31, 2019 $4 $3.3 1-4 Family and Consumer 10% Commercial $3 31% $0.5 $0.4 $2 $0.8 $0.7 $2.5 $1 $1.9 $2.1 $1.5 $1.7 $- Owner 1Q18 2Q18 3Q18 4Q18 1Q19 Commercial Occupied CRE Real Estate 13% Originated Acquired 44% Mortgage Warehouse 2% 1 Originated loans includes newly originated loans and purchased loans that have matured and renewed during the quarter. 13

Deposits and Liquidity • Noninterest-bearing deposits totaled $1.4 billion, Deposits which comprised 22.9% of total deposits as of ($ in thousands) March 31, 2019. $6,000 • Loan to deposit ratio decreased to 91.8% at March 31, 2019 from 97.4% at December 31, 2018. $2,241 • 1Q19 cost of deposits would have increased 10 bps $5,000 over 4Q18 levels excluding the impact of purchase accounting • Continued focus on cost-effective deposit growth $4,000 with core client relationships. Average Cost of Total Deposits $3,000 1.75% $2,617 1.62% 1.59% $648 $683 $542 $626 $2,000 1.39% 1.32% 1.25% 1.20% $1,346 1.05% $1,355 $1,253 $1,313 1.00% $1,000 $1,440 0.74% $597 $611 $662 $626 $- 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Average cost of total deposits Average cost of interest-bearing deposits Noninterest-bearing Interest-bearing Certificates and other time deposits 14

Strong Asset Quality Non-Purchased Purchased ($ in thousands) Impaired Impaired Total ALLL balance at 12/31/18 $ 17,953 $ 1,302 $ 19,255 Net charge-offs (104) (2,560) (2,664) Net charge-offs – 5bps Provisions for loan losses 3,455 1,557 5,012 ALLL balance at 3/31/19 $ 21,304 $ 299 $ 21,603 Remaining purchase discount ("PD") mark 29,244 54,121 83,365 Total ALLL + PD $ 50,548 $ 54,420 $ 104,968 Effective Reserve of 1.82% or $105.0 MM Loan balances $ 5,612,853 $ 165,348 $ 5,778,201 ALLL percentange 0.38% 0.18% 0.37% Remaining purchase discount mark percentage 0.52% 32.73% 1.44% Effective reserve percentange 0.90% 32.91% 1.82% Allowance for Loan Losses Ratio NPAs / Total Assets 1.82% 0.80% 0.77% 1.40% 1.29% 1.28% 1.23% 0.73% 0.75% 0.29% 0.61% 0.58% 0.16% 0.37% 0.12% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 ALLL ALLL + Remaining PD NPAs / Total Assets 15

VHI Capital Ratios 1Q18 4Q18 1Q19 Common equity Tier 1 ratio 12.04 11.80 11.06 Tier 1 capital ratio 12.48 12.18 11.50 Total risk-based capital ratio 13.17 12.98 12.45 Leverage ratio 11.84 12.04 10.57 Tangible common equity to tangible assets ratio1 11.17 11.78 10.02 • Repurchased $7.7 million in common stock (316,600 shares) in 2019 1Q19 • Share count reduced by 0.6% Capital • Returned $14.5 million to common shareholders during the Actions quarter with repurchases of $7.7 million in common stock and $6.8 million in common dividends 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 16

Well Positioned in Attractive Texas Markets

Overview

- Texas remains one of the more attractive states in the U.S. from a demographic and commercial opportunity perspective:
  - Population growth expected to double U.S. average
  - If Texas were a sovereign nation, it would rank the 10th largest economy in the world based on GDP, ahead of Australia, Mexico, Spain, Russia and many others
  - Pro-business environment with no state income taxes
  - Behind Texas' strong economy are 50 Fortune 500 companies headquartered in Texas, more than 1,400 foreign companies and 2.4 million small businesses
  - Texas is the #1 exporting state in the nation for the 17th consecutive year, exporting $315 billion in goods in 2018
  - 13 million in the Texan workforce, representing the second largest civilian workforce in the U.S.
  - Texas marked its 107th consecutive month of job gains in March 2019

Source: Texas Office of the Governor (Economic Development and Tourism)

Favorable Demographics

	MSA Deposits ($ in billion) (Top 25 Rank[1])	2018-2023 Est. Pop. Growth (Top 25 Rank[1])	2018-2023 Est. HHI Growth (Top 25 Rank[1])
Houston, TX	$246 (#12)	8.3% (#1)	7.7% (#24)
DFW	$275 (#9)	7.7% (#4)	9.8% (#16)
Texas	$840	7.1%	9.5%
United States	**$12,308**	**3.5%**	**8.9%**

Source: FDIC, S&P Global Market Intelligence, [1]Represents Houston and DFW rank amongst the Top 25 largest U.S. MSAs by population

Continued Strengthening in Texas Economy



525
425
325
225
Texas Business Cycle Index
Dallas Business Cycle Index
Houston Business Cycle Index
$468.1
$352.9
$340.2
1
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

[1] Business Cycle Index as of March 31, 2019.
Source: Federal Reserve Bank of Dallas

17

Well Positioned in Attractive Texas Markets DFW Houston • 4th most populous DFW Employment • 5th most populous Houston Employment MSA in the U.S. (7.5 MSA in the U.S. (7.0 million residents), million residents) Manufacturing 8% Other adding more than $1 Other Trade, 4th most 10% Trade, million people in an 16% • Manufacturing Transportati headquartered Transportati eight-year period 7% on & Utilities on & Utilities 20% location for Fortune Construction 20% • 3rd most 500 companies (21 10% Financing Professional Professional headquartered 8% Services companies) Services 16% 16% location for Fortune Leisure & Largest export market Edu. & Edu. & • Hospitality 500 companies (24 Govt. Health Health Svcs. in the U.S., with a 10% Govt. companies) Leisure & 11% Svcs. 13% Hospitality 12% diverse economy 13% 10% Veritex Regional Distribution as of March 31, 2019 Branches Loans Deposits Other Other Other 1% 2% 1% Housto Houston Housto DFW n DFW 28% n 49% 44% 55% 49% DFW 71% Total Branches: 43 Total Loans: $5,786 Total Deposits: $6,298 18 Source: Texas Workforce Commission, Greater Houston Partnership

Scalable Platform with Attractive Growth Profile Organic Growth Strategic Acquisitions • Highly productive origination teams • Strategic M&A has been an important growth driver actively generating loans and • Disciplined acquisition strategy to supplement organic growth deposits and serving as the primary point of contact for our customers • Since 2010: – Private and business bankers – Completed 7 whole-bank transactions focus on emerging and small – Acquired $4.4 billion in loans business customers – Acquired $4.7 billion in deposits – Commercial and specialty bankers focus on C&I, real Total Loans Total Deposits estate, mortgage warehouse and SBA loans • Continue to drive increasing 3,473 productivity of existing bankers 3,255 through tailored incentive plans – “Inspect what you expect” – Weighted toward deposit generation 1,065 1,199 2,825 2,556 2,531 2,622 • Strong organic growth has been a 88 97 983 1,156 1,120 1,080 major focus of management since 603 733 639 771 inception 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Total Loans Acquired in Period Total Deposits Acquired in Period 19

Proven Track Record as a Strategic Acquirer Overview Acquisition History • Selective use of strategic acquisitions to augment growth and efficient scale Date Target Loans Branches • Focused on well-managed banks in our target markets Sept. 2010 Professional $91.7 3 with: – Favorable market share Mar. 2011 Fidelity $108.1 3 – Low-cost deposit funding – Compelling fee income generating business – Growth potential Oct. 2011 Bank of Las $40.4 1 – Other unique attractive characteristics Colinas • Key metrics used when evaluating acquisitions: July 2015 Independent $88.5 2 – EPS accretion Bank – TBVPS earn-back Aug. 2017 Sovereign $752.5 9 – IRR • Reputation as an experienced acquirer Dec. 2017 Liberty $312.6 5 • We expect to maintain discipline in pricing and pursue transactions expected to produce attractive risk adjusted returns Jan. 2019 Green $3,254.9 21 • We strive to build, maintain and support Veritex culture during integrations 20

Attractive Valuation Price / 2019 Estimated EPS1 30.0 25.8 25.0 20.0 15.3 14.5 14.6 15.0 13.6 Median = 12.3X 12.5 12.6 12.6 11.8 12.0 11.1 10.4 10.6 10.7 10.8 9.6 10.0 5.0 0.0 CADE VBTX CHFC SFNC IBTX PPBI EGBN HTH SFBS LTXB ABTX OBNK CVBF BANF SBSI FFIN 1 Mean consensus EPS estimates as compiled by FactSet. Source: SNL Financial. Peers comprised of major exchange traded U.S. banks in VBTX custom peer group. Trading multiples based on closing prices as of May 1, 2019. 21

What The Analysts Are Saying VBTX │ Outperform; A Nice 1Q19 with GNBC Included, Modestly Increasing EPS Estimates Brady Gailey, CFA; Keefe, Bruyette & Woods “We like 1Q19s EPS beat, modest level of buybacks, successful closing of the attractive GNBC deal and the expanded NIM. Consider VBTX a top idea trading at only 1.9x current TBV (relative to its core forward ROTCE of 17-18%) 10.2x ‘19E and 9.6x ‘20E. We believe VBTX is a very attractive franchise that could one day attract the eye of multiple buyers wanting additional Texas exposure given its size, geography and improving profitability…” VBTX │ Fine-Tuning Ests; Some Clean Quarters Should Get This One More Love Brett Rabatin, CFA; Piper Jaffray Co. “There is no change to our $34 PT; we think a few quarters absent the noise from a sizable combination of two banks will result in better visibility of high profitability and earning power. We still like this name, and our revised estimates may end up proving conservative on growth or NIM. Out of the gate the quarter looked great given a better NIM than expected and overall revenue trends.” VBTX │ 1Q19 EPS: Positive Initial Trends Following Large Acquisition Gary Tenner, CFA; D. A. Davidson Co. “VBTX reported a solid first quarter following the acquisition of Green Bancorp, with strong NIM expansion, higher fees, and lower operating expenses than projected. We view VBTX as being well-positioned to benefit from growth opportunities in both Houston and Dallas. Maintain BUY rating and $33 PT.” VBTX | EPS Beat Driven by Cost Controls and Fees; Maintain OW & $32 PT Matt Olney, CFA; Stephens Inc. “We’re encouraged to see solid results from VBTX in 1Q19; results that represent the first full quarter impact with the Green Bancorp acquisition. Cost savings from the acquisition have come quicker than expected which helped drive a 1Q19 EPS beat. We expect VBTX’s capital levels to build quickly which could present unique optionality in late 2019.” VBTX | Earnings Review; Maintain Buy Rating Brad Milsaps, CFA; Sandler O’Neill Partners “VBTX remains a “show me” story that must execute on the merger, and we feel encouraged by what we saw in 1Q19 results. We continue to view the risk/reward of owning a bank producing a pre-provision ROAA of 2.5% and a ROA above 1.65% as attractive at less than 10x our 2020 estimate especially considering that 56.5% of the loan book has been marked over the last six quarters. As a result, we are sticking with our BUY rating and think investors should utilize the underperformance to add to or establish positions.” VBTX | Green Deal Progress Better Than Expected; Reiterate Outperform, $29 PT Michael Rose; Raymond James & Associates “All in, continue to see the merits of its transformative deal with Green Bank and believe the company is well-positioned in attractive growth markets. Net-net, we believe the current approximately 2.5 turn ’20E P/E multiple discount to peers is unwarranted and continue to view risk-reward positively given the company’s solid growth prospects and improving profitability outlook.” 22

Analyst Recommendations 2019 Firm Rating Price Target 2020 Estimate Estimate Keefe Bruyette & Woods Inc. Outperform $34.00 $2.55 $2.70 Piper Jaffray Co. Overweight $34.00 $2.48 $2.69 D.A. Davidson & Co. Buy $33.00 $2.59 $2.73 Stephens Inc. Overweight $32.00 $2.51 $2.63 Sandler O’Neill & Partners LP Buy $32.00 $2.45 $2.70 Raymond James & Associates Outperform $29.00 $2.51 $2.60 Consensus $32.33 $2.52 $2.68 23

Closing Remarks • Build and maintain Veritex culture during integration • Multiple significant 2019 hires, including new Houston president, Head of mortgage warehouse lending, Chief Technology Officer and President of our Mortgage Division • Branch-light business model located in attractive major metropolitan markets in Texas • Scalable platform to accommodate organic growth and enhance profitability • CRE growth capacity supports expectations for loan production and growth • Demonstrated ability to grow both loans and deposits organically • Strong operating earnings profile, highlighted by 1Q19 annualized PTPP return on average assets of 2.40%, operating ROAA of 1.69%, operating ROTCE of 18.81% and an operating efficiency ratio of 43.54% • Significant liquidity and capital levels to support future growth • Limited credit downside given that 56.5% of the loan portfolio was credit marked in the last 6 months • Continue to return excess capital to shareholders through share repurchase and common stock dividends. 24

V E R I T E X Reconciliation of Non-GAAP Financial Measures

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